INVESTMENT PROPERTIES	12 Months Ended
Dec. 31, 2017
Investment property [abstract]
INVESTMENT PROPERTIES
INVESTMENT PROPERTIES
The following table presents a roll forward of investment property balances for the years ended December 31, 2017 and 2016:

	Year ended Dec. 31, 2017			Year ended Dec. 31, 2016
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of year	$45,699	$3,085	$48,784	$39,111	$2,488	$41,599
Changes resulting from:
Property acquisitions	5,545	107	5,652	8,697	310	9,007
Capital expenditures	905	990	1,895	770	835	1,605
Property dispositions(1)	(1,240)	(675)	(1,915)	(876)	(13)	(889)
Fair value gains, net	347	202	549	290	251	541
Foreign currency translation	1,121	159	1,280	68	(213)	(145)
Transfers between commercial properties and commercial developments	1,038	(1,038)	—	562	(562)	—
Reclassifications of assets held for sale and other changes(2)	(4,635)	(253)	(4,888)	(2,923)	(11)	(2,934)
Balance, end of year	$48,780	$2,577	$51,357	$45,699	$3,085	$48,784

(1)	Property dispositions represent the carrying value on date of sale.

(2)
The partnership’s interest in 20 Canada Square in London was reclassified to assets held for sale in the second quarter of 2017 and sold in the third quarter of 2017. In the third quarter of 2017, the partnership’s industrial portfolio in Europe was reclassified to assets held for sale and sold in the fourth quarter of 2017. In the fourth quarter of 2017, the partnership sold 49% of its interest in One Liberty Plaza and reclassified the remaining 51% interest to equity accounted investments. The partnership also reclassified 50% of its interest in Bay Adelaide Centre in Toronto to assets held for sale in the fourth quarter of 2017. This also includes the reclassification of our Brazil Retail investment from commercial properties to equity accounted investments as a result of the partnership entering into an amended management agreement with its co-investors in the second quarter of 2017 which resulted in the loss of control over the venture.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated current year cash flows. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. There are currently no known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in this report. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.

In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain recently acquired subsidiaries, the partnership has used valuations prepared by external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to our internally prepared values.
The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Dec. 31, 2017			Dec. 31, 2016
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)	Discount rate	Terminal capitalization rate	Investment horizon (yrs.)
Core Office
United States	Discounted cash flow	7.0%	5.8%	13	6.8%	5.6%	12
Canada	Discounted cash flow	6.1%	5.5%	10	6.2%	5.5%	10
Australia	Discounted cash flow	7.0%	6.1%	10	7.3%	6.1%	10
Europe	Discounted cash flow	—%	—%	—	6.0%	5.0%	12
Brazil	Discounted cash flow	9.7%	7.6%	7	9.3%	7.5%	10
Opportunistic Office	Discounted cash flow	9.7%	6.9%	8	9.9%	7.6%	7
Opportunistic Retail	Discounted cash flow	9.0%	8.0%	10	10.2%	8.1%	12
Industrial	Discounted cash flow	6.8%	6.2%	10	7.4%	6.6%	10
Multifamily(1)	Direct capitalization	4.8%	n/a	n/a	4.9%	n/a	n/a
Triple Net Lease(1)	Direct capitalization	6.4%	n/a	n/a	6.1%	n/a	n/a
Self-storage(1)	Direct capitalization	5.8%	n/a	n/a	6.2%	n/a	n/a
Student Housing(1)	Direct capitalization	5.8%	n/a	n/a	5.9%	n/a	n/a
Manufactured Housing(1)	Direct capitalization	5.8%	n/a	n/a	n/a	n/a	n/a

(1)	In the third quarter of 2017, 20 Canada Square in London was sold. The remaining European properties are valued on a residual land value method.

(2)
The valuation method used to value multifamily, triple net lease, self-storage, student housing and manufactured housing properties is the direct capitalization method. The rates presented as the discount rate relate to the overall implied capitalization rate. The terminal capitalization rate and investment horizon are not applicable.

Operating investment properties with a fair value of approximately $10.2 billion (December 31, 2016 - $10.2 billion) are situated on land held under leases or other agreements largely expiring after the year 2065. Investment properties do not include any buildings held under operating leases.

The following table presents the partnership’s investment properties measured at fair value in the consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined in Note 2(j) above.

	Dec. 31, 2017				Dec. 31, 2016
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Core Office
United States	$—	$—	$14,259	$568	$—	$—	$16,142	$387
Canada	—	—	4,493	104	—	—	4,015	598
Australia	—	—	2,472	8	—	—	2,112	—
Europe	—	—	120	920	—	—	583	1,247
Brazil	—	—	327	—	—	—	250	65
Opportunistic
Opportunistic Office	—	—	8,359	231	—	—	5,645	208
Opportunistic Retail	—	—	3,406	6	—	—	4,214	3
Industrial	—	—	1,409	533	—	—	2,173	505
Multifamily	—	—	3,925	—	—	—	3,574	—
Triple Net Lease	—	—	4,804	—	—	—	4,790	—
Self-storage	—	—	1,796	58	—	—	1,592	32
Student Housing	—	—	1,204	149	—	—	609	40
Manufactured Housing	—	—	2,206	—	—	—	—	—
Total	$—	$—	$48,780	$2,577	$—	$—	$45,699	$3,085

There were no transfers between levels within the fair value hierarchy during the years ended December 31, 2017, 2016, and 2015. Investment properties with a fair value of $49.8 billion (December 31, 2016 - $44.8 billion) are pledged as security for property debt.
The following table presents a sensitivity analysis to the impact of a 25 basis point movement of the discount rate and terminal capitalization or overall implied capitalization rate on fair values of the partnership’s commercial properties for December 31, 2017, for properties valued using the discounted cash flow or direct capitalization method, respectively:

Dec. 31, 2017
(US$ Millions)	Impact on fair value of commercial properties
Core Office
United States	$795
Canada	251
Australia	141
Brazil	36
Opportunistic
Opportunistic Office	286
Opportunistic Retail	116
Industrial	78
Multifamily	196
Triple Net Lease	166
Self-storage	69
Student Housing	55
Manufactured Housing	91
Total	$2,280

During the year ended December 31, 2017, the partnership capitalized a total of $990 million (December 31, 2016 - $835 million) of costs related to development properties. Included in this amount is $904 million (December 31, 2016 - $718 million) of construction and related costs and $86 million (December 31, 2016 - $117 million) of borrowing costs capitalized. The weighted average interest rate used for the capitalization of borrowing costs to development properties for the year ended December 31, 2017 is 3.5% (December 31, 2016 - 4.2%).